UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549


                                   FORM 8-K/A


                             CURRENT REPORT PURSUANT
                          TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


   Date of report (Date of earliest event reported)     March 22, 2005

                              VIKING SYSTEMS, INC.
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             (Exact Name of Registrant as Specified in Its Charter)

                                     Nevada
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                 (State or Other Jurisdiction of Incorporation)

             000-49636                             86-0913802
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     (Commission File Number)           (IRS Employer Identification No.)


7514 Girard Ave., Ste. 1509, La Jolla, CA                         92037
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(Address of Principal Executive Offices)                       (Zip Code)

                                  858-456-6608
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              (Registrant's Telephone Number, Including Area Code)


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          (Former Name or Former Address, if Changed Since Last Report)

     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
      _
     |_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
      _
     |_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
      _
     |_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
      _
     |_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry Into a Material Definitive Agreement

     On March 22, 2005 Viking Systems, Inc. ("Viking") entered into a Securities Purchase Agreement and related agreements (the "Transaction Documents"), among
(i) Viking, (ii) St. Cloud Capital Partners, L.P., a Delaware limited partnership ("St. Cloud"), as "Lead Lender" and "Collateral Agent" and (iii) St. Cloud, Donald Tucker, Brian Miller, and any other person signing the signature page of the Securities Purchase Agreement as an Investor or that becomes an Investor after March 22, 2005, (collectively, the "Investors"). Pursuant to the Securities Purchase Agreement, Viking will sell promissory notes ("Notes") to Investors in the maximum aggregate amount of $2,750,000. As of March 22, 2004, Investors have purchased Notes in the aggregate amount of $1,550,000. While there can be no assurances that Viking will raise the full amount, as of March 22, 2005 Viking had commitments from Investors to purchase the balance of $1,200,000 of the Notes by March 31, 2005. The material terms of the Securities Purchase Agreement and other Transaction Documents include, but are not limited to, the following:

  Maturity Date of Notes  Twelve Months from the date of issuance

  Interest Rate of Notes  Ten percent per annum

  Security                The Notes are secured by all of the assets of Viking.

  Optional Conversion     The Notes may, at the option of the Investors,  be
                          converted into shares of Viking common stock at the price of $.20 per share. The conversion price is subject to downward adjustment, upon certain conditions pursuant to the terms of Security Purchase
                          Agreement and other Transaction Documents.

  Mandatory Conversion    Viking shall have the right to require an Investor  to
                          convert all or a portion of such Investor's Note at the conversion price in the event that: (i) no Event of Default exists or is continuing at the time of such mandatory conversion; and (ii)Viking has raised a minimum of $3,000,000 in public and/or private equity offerings on or prior to the one- year anniversary date of the initial closing at an average price equal to or greater than $0.30 per share of common stock.

  Warrants As additional consideration for the Investors purchasing the Notes, Viking has issued the Investors Warrants to purchase shares of Viking common stock at the price of $.40 per share. The exercise price is subject to downward adjustment, upon certain conditions pursuant to the terms of Security Purchase Agreement and other Transaction Documents. The Warrants are exercisable for a period of 42 months from the date of issuance.

  Registration Rights     Viking has agreed to register with the Securities and
                          Exchange Commission and applicable state securities agencies, the shares of common stock that are issuable upon the conversion of the Notes and the shares of common stock that underlie the Warrants.

  The initial Investors include:   St. Cloud Capital Partners L.P.   $750,000
                                   Donald Tucker                     $500,000 *
                                   Brian Miller                      $300,000 *

          * Donald Tucker and Brian Miller had previously loaned $500,000 and $300,000 respectively to Viking. Such loans were payable in full March 31, 2005. Each of these loans was converted into Notes pursuant to the Securities Purchase Agreement. Accordingly, additional cash was not received by Viking for these amounts.

     Pursuant to the Securities Purchase Agreement, Marshall Geller was appointed as a director of Viking and Larry Haimovitch was appointed as an Observer to the Viking Board of Directors. Mr. Geller and Mr. Haimovitch are affiliates of St. Cloud Capital Partners, LP, one of the Investors. St. Cloud Capital Partners, L.P. was also designated as the Lead Lender and Collateral Agent under the Securities Purchase Agreement and related transaction documents.

     The Securities Purchase Agreement contains various representations and warranties that are relatively standard for this type of transaction as well as certain affirmative and negative covenants.

Item 2.03. Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

     The information contained in Item 1.01 in this Current Report on Form 8-K is hereby incorporated by reference.

Item 5.02 Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers

     Pursuant to the Securities Purchase Agreement described in Item 1.01 in this Current Report on Form 8-K, effective March 22, 2005, Marshall Geller was appointed as a member of Viking's Board of Directors. Marshall is an affiliate of St. Cloud Capital Partners, L.P. which is an Investor, the Lead Lender and the Collateral Agent under the Securities Purchase Agreement and other Transaction Documents. Mr. Geller has not yet been appointed to any committee of the Board of Directors.

Item 9.01 Financial Statements and Exhibits

C - Exhibits

      Exhibit Number          Description
      --------------          -----------

      10.1                    Securities Purchase Agreement *
      10.2                    Form Convertible Promissory Note *
      10.3                    Form Warrant *
      10.4                    Registration Rights Agreement *
      10.5                    Security Agreement *

      * Previously filed with original Form 8-K

                                   SIGNATURES

     Pursuant to the requirements of the Securities Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Dated:  March 29, 2005                    VIKING SYSTEMS, INC.

                                          By:  /s/ Thomas B. Marsh,
                                               President/Chairman of the Board













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